UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2019

Midstates Petroleum Company, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	45-3691816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 South Boston Avenue, Suite 1000
Tulsa, Oklahoma	74103
(Address of Principal Executive Offices)	(Zip Code)

(918) 947-8550

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of Midstates Petroleum Company, Inc. (the “Company”) was held on August 2, 2019 (the “Annual Meeting”).  At the Annual Meeting, the following matters, set forth in the Company’s joint proxy statement/prospectus filed with the Securities and Exchange Commission on June 28, 2019 (the “Joint Proxy Statement/Prospectus”), were voted upon with the results indicated below.

Proposal 1: Stock Issuance Proposal

The Company’s stockholders approved the issuance of shares of the Company’s common stock, par value $0.01 per share, pursuant to that certain Agreement and Plan of Merger, dated as of May 5, 2019, by and among the Company, Midstates Holdings, Inc., and Amplify Energy Corp. (“Amplify”) (the “Stock Issuance Proposal”).  The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,648,028	326,265	9,951	695,609

Proposal 2: Election of Directors Proposal

The Company’s stockholders elected the following directors to serve until the next annual meeting of the Company’s stockholders or until their successors are duly elected and qualified.  The following are the tabulated votes “For” and “Withheld” with respect to each director nominee, as well as the number of “Broker Non-Votes”:

Directors	Votes For	Votes Withheld	Broker Non-Votes
David J. Sambrooks	18,352,895	631,349	—
Alan J. Carr	15,908,848	3,075,396	—
Patrice D. Douglas	18,265,554	718,690	—
Neal P. Goldman	11,490,238	7,494,006	—
Randal T. Klein	18,354,626	629,618	—
Evan S. Lederman	16,879,616	2,104,628	—
David H. Proman	18,354,220	630,024	—
Todd R. Snyder	17,214,578	1,769,666	—

Proposal 3: Advisory Executive Compensation Proposal

The Company’s stockholders approved, by a non-binding advisory vote, the compensation provided to the Company’s Named Executive Officers as described in the “Executive Compensation and Other Information” section of the Joint Proxy Statement/Prospectus.  The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,652,349	666,614	665,281	695,609

Proposal 4: Auditor Ratification Proposal

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

Votes For	Votes Against	Abstentions
19,376,311	48,647	254,895

Proposal 5: Adjournment of the Annual Meeting Proposal

Because the Company’s stockholders approved the Stock Issuance Proposal, the vote on the adjournment of the Annual Meeting was not called.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2019	MIDSTATES PETROLEUM COMPANY, INC.

	By:	/s/ Scott C. Weatherholt
		Name:	Scott C. Weatherholt
		Title:	General Counsel & Corporate Secretary

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